UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: September 28, 2009


                         ALTERNATE ENERGY HOLDINGS, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                         000-53451               20-5689191
----------------------------        ----------------      ----------------------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)          Identification Number)

              911 E. WINDING CREEK DR., SUITE 150, EAGLE, ID 83616
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (208) 939-9311
                         -----------------------------
               Registrant's telephone number, including area code


             -------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

                           SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On September 28, 2009, Alternate Energy Holdings, Inc. (the Company) made a press release. The text of the press release is attached hereto as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report regarding the launching of a nuclear power plant site in Colorado. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.              Description
        -----------              --------------------------------
           99.1                  Press Release dated September 28, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

         Date: September 29, 2009

                               ALTERNATE ENERGY HOLDINGS, INC.


                               By:/s/Donald L. Gillispie
                                  ---------------------------------------------
                               Donald L. Gillispie, President, Chief Executive Officer and Chief Operating Officer